SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [ ]    Preliminary Proxy Statement
        [ ]    Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
        [X]    Definitive Proxy Statement
        [ ]    Definitive Additional Materials
        [ ]    Soliciting Material Pursuant to ss.
               240.14a-11(c) or ss. 240.14a-12

--------------------------------------------------------------------------------

                            Great-West Variable Annuity Account A
                            -------------------------------------
                       (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

        [X]    No fee required
        [ ]    Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11. (1) Title of Each class of securities to which transaction applies:
               ----------------------------------------------------------

               (2) Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ----------------------------------------------------------

               (4) Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------

               (5) Total fee paid:
               ----------------------------------------------------------

        [ ]    Fee paid previously with preliminary materials.
        [ ]    Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:
               ----------------------------------------------------------
               (2) Form, Schedule or Registration No.:
               ----------------------------------------------------------
               (3) Filing Party:
               ----------------------------------------------------------
               (4) Date Filed:
               ----------------------------------------------------------


                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                   8515 E. Orchard Road, Greenwood Village, Colorado 80111



                    NOTICE OF ANNUAL MEETING - April 5, 2002



To The Participants of Great-West Variable Annuity Account A:


You are hereby notified that, pursuant to the Rules and Regulations of Great-West Variable Annuity Account A, the Annual Meeting of its Participants will be held at 8525 E. Orchard Road, Greenwood Village, Colorado 80111 on Friday, April 5, 2002 at 1:30 p.m. for the following purposes:


        (1) To elect members of the Variable Annuity Account Committee to serve until their successors are elected and qualified;


        (2) To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors for Account A for the fiscal year ending December 31, 2002; and


        (3) To transact any other business which may properly come before the meeting or any adjournment or adjournments thereof.


Each Person who was a Participant on December 31, 2001 has the right to vote at this meeting.


The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice.

It is important that as many Participants as practicable be represented at the meeting. Whether or not you expect to attend the meeting, you are requested to complete the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope to Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Attention: Financial Control, 1T2, Greenwood Village, Colorado 80111.
You may revoke or revise the Proxy at any time before the authority granted therein is exercised. Please be sure to sign and date your Proxy.



                                               /s/ Beverly A. Byrne
                                               -----------------------------
                                               Beverly A. Byrne, Secretary to
                                               the Variable Annuity
                                               Account A Committee





March  8, 2002

12



                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                         Annual Meeting - April 5, 2002


                                 PROXY STATEMENT



The accompanying Proxy is solicited by Great-West Life & Annuity Insurance Company ("GWL&A") on behalf of the Variable Annuity Account A Committee (the "Committee") of Great-West Variable Annuity Account A ("Account A"), to be voted at the Annual Meeting of Participants to be held April 5, 2002. Each Proxy may be revoked at any time before its exercise by writing to the Secretary of the Committee of Account A at the address shown below and indicating a desire to revoke the Proxy. As well, a Participant attending the Annual Meeting may revoke his/her Proxy and vote in-person. This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, or personal interview, and the cost will be borne by GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111. This Proxy Statement and the accompanying form of Proxy is being sent on the 8th day of March, 2002 to all Participants of record on December 31, 2001 (the "record date") of Account A. Such Proxy Statement and the accompanying form of Proxy is mailed directly to each Participant's most recent address recorded by GWL&A.

        There are in total, 460,606 votes eligible to be cast by Participants at the Annual Meeting. Each Participant who had accumulation units credited to his/her account under a variable annuity contract on the record date may cast the number of votes equal to the number of accumulation units then credited to his/her account. There were 440,588 votes attributable to accumulation units credited to the accounts of Participants on the record date. Each Participant receiving annuity payments under a variable annuity contract on the record date also may cast the number of votes equal to (i) the dollar amount of assets maintained in Account A on the record date to meet the annuity obligations relating to such Participant, divided by (ii) the value of an accumulation unit on the record date. There were 20,018 votes attributable to Participants receiving annuity payments on the record date. The following Participants on the record date had interests in Account A entitling them to as much as 5% of the total votes eligible to be cast by all Participants:

        Participant Name                                Percent of Votes
        ----------------                                ----------------
        Sally Callahan                                     6.0%
        Helen Hoagland                                     5.0%
        Esrom Kleven                                       13.0%
        Margaret Schultz                                   7.0%
        Romeo Vidone, M.D.                                 6.0%





ELECTION OF MEMBERS OF THE VARIABLE ANNUITY ACCOUNT COMMITTEE

        The operation of Account A is subject to the direction and approval of the Committee in accordance with the Rules and Regulations of Account A. The Committee performs the functions of the Board of Directors of an incorporated investment company. The Rules and Regulations of Account A provide for a Committee of not less than five nor more than fifteen members to be elected by Participants at annual meetings. The term of office for each Committee member is one year. At each Annual Meeting, successors to the Committee members will be elected by Participants.

        At the forthcoming Annual Meeting there are five Committee members to be elected. All nominees have agreed to serve if elected.
        The following information is furnished with respect to the nominees.

   Name,      Position(s)    Principal Occupation(s) during Past 5    Number of       Other
address and    Held with                     Years                    Portfolios  Directorships
    age         Account,                                              in Fund        Held by
                Term of                                               Complex+      Committee
                 Office                                               Overseen        Member
               (Length of                                             by
              Time Served)                                             Director

------------- ------------- ----------------------------------------- ----------- ---------------
-------------------------------------------------------------------------------------------------

Independent Committee Members

-------------------------------------------------------------------------------------------------
------------- ------------- ----------------------------------------- ----------- ---------------

Rex            Committee    President Emeritus, Denver Metro              43      Trustee,
Jennings         Member     Chamber of Commerce                                   Orchard
(76)                                                                              Series Fund,
               March 22,                                                          Board of
                1988 to                                                           Directors,
                present                                                           Maxim Series
                                                                                  Fund

------------- ------------- ----------------------------------------- ----------- ---------------
------------- ------------- ----------------------------------------- ----------- ---------------

Richard P.     Committee    Retired Educator                              43      Trustee,
Koeppe (69)      Member                                                           Orchard
                                                                                  Series Fund,
               April 30,                                                          Board of
                1987 to                                                           Directors,
                present                                                           Maxim Series
                                                                                  Fund

------------- ------------- ----------------------------------------- ----------- ---------------
------------- ------------- ----------------------------------------- ----------- ---------------

Sanford        Committee    Attorney, Firm of Zisman, Ingraham and        43      Trustee,
Zisman (61)      Member     Daniel, P.C.                                          Orchard
                                                                                  Series Fund,
               March 19,                                                          Board of
                1982 to                                                           Directors,
                present                                                           Maxim Series
                                                                                  Fund; Jones
                                                                                  Intercable,
                                                                                  Inc.

------------- ------------- ----------------------------------------- ----------- ---------------
-------------------------------------------------------------------------------------------------

Interested Committee Members
of the Account

-------------------------------------------------------------------------------------------------

*William T.    Committee    President and Chief Executive Officer         43      Trustee,
McCallum       Member and   of Great-West Life & Annuity Insurance                Orchard
(59)           President    Company; President and Chief Executive                Series Fund,
                            Officer, United States Operations, The                Board of
                June 1,     Great-West Life Assurance Company (1990               Directors,
                2000 to     to present); Co-President and Chief                   Maxim Series
                present     Executive Officer of Great-West Lifeco                Fund;
                            Inc.; President and Chief Executive                   Director,
                            Officer of GWL&A Financial Inc.;                      Great-West
                            President and Chief Executive Officer                 Lifeco Inc.
                       of First Great-West Life & Annuity
                            Insurance Company

------------- ------------- ----------------------------------------- ----------- ---------------
------------- ------------- ----------------------------------------- ----------- ---------------

*Mitchell      Committee    Executive Vice President and Chief            43      Trustee,
T.G. Graye       Member     Financial Officer of Great-West Life &                Orchard
(46)                        Annuity Insurance Company; Executive                  Series Fund,
                June 1,     Vice President and Chief Financial                    Board of
                2000 to     Officer, United States Operations, The                Directors,
                present     Great-West Life Assurance Company;                    Maxim Series
                            Executive Vice President and Chief                    Fund
                            Operating Officer, One Benefits, Inc.
                            holding company; Executive Vice
                            President and Chief Financial Officer
                            of GWL&A Financial Inc., holding
                            company; Manager and President, GW
                            Capital Management, LLC; Director and
                            Executive Vice President, Orchard Trust
                            Company

------------- ------------- ----------------------------------------- ----------- ---------------

    + The Fund Complex includes Account A, Maxim Series Fund, Inc. and Orchard
     Series Fund.

    * A Committee Member who is not an "interested person" of Account A (as defined in the 1940 Act) is referred to as an "Independent Committee Member." An "Interested Committee Member" refers to a Committee Member who is an "interested person" of Account A by virtue of their affiliation with either the GWL&A or GW Capital.


        There are no arrangements or understanding between any Committee member, nominee for election as a Committee member or officer and any other person(s) pursuant to which s/he was elected as director or officer.

Independent Committee Members and their Immediate Family Members

        As of December 31, 2001, other than as described above under "Ownership," no Independent Committee Member and no immediate family member of an Independent Committee Member beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of Account A, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

        As of December 31, 2001, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

o    Account A;

o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A;

o an investment adviser, the principal underwriter or affiliated person of Account A; or

o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

        As of December 31, 2001, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:

o    an investment adviser or the principal underwriter of Account A; or

o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

        As of December 31, 2001, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:

o    Account A, or officer thereof;

o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A, or officer thereof;

o an investment adviser or the principal underwriter of Account A, or officer thereof; or

o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, or officer thereof.

        As of December 31, 2001, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

o    Account A, or officer thereof;

o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A, or officer thereof;

o an investment adviser or the principal underwriter of Account A, or officer thereof; or

o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, or officer thereof.

        As of December 31, 2001, no officer of an investment adviser or the principal underwriter of Account A or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Committee Member of Account A or an immediate family member of an Independent Committee Member has also served as an officer of such company during the two most recently completed calendar years.

Ownership

        As of December 31, 2001, the following Committee Members of Account A had beneficial ownership in the following other investment companies overseen by the director: No Committee Member had any beneficial ownership in Account A.

------------------ ----------------------------------- ------------------- ----------------------
                                                                           Aggregate Dollar
                                                                           Range of Equity
Director           Portfolio                           Dollar Range of     Securities in all
                                                       Equity Securities   Registered
                                                       in the Fund         Investment Companies
                                                                           Overseen by Director
                                                                           in Family of
                                                                           Investment Companies
------------------ ----------------------------------- ------------------- ----------------------
-------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------
------------------ ----------------------------------- ------------------- ----------------------
R.P. Koeppe        Maxim T. Rowe Price MidCap Growth   $1 - 10,000         $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------
------------------ ----------------------------------- ------------------- ----------------------
R.P. Koeppe        Maxim Money Market                  $1 - 10,000         $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------
------------------ ----------------------------------- ------------------- ----------------------
R.P. Koeppe        Maxim INVESCO Balanced              $10,001 - 50,000    $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------
-------------------------------------------------------------------------------------------------
                               INTERESTED DIRECTOR
-------------------------------------------------------------------------------------------------
------------------ ----------------------------------- ------------------- ----------------------
M.T.G. Graye       Maxim Money Market                  $10,001 - 50,000    $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------

        Unless the enclosed Proxy is marked otherwise, the persons named on the Proxy will cast the votes represented by a duly executed Proxy for the nominees named above. The nominees are presently available if elected. Should the nominees become unavailable, the Proxyholders will vote for the nominees designated by the present Committee.


COMMITTEE MEETINGS AND OTHER COMMITTEES


        During 2001, the total number of meetings held by the Committee was five. No Committee member attended less than 75% of the total number of meetings held by the Committee in 2001.


     Account A has two standing committees: an Executive Committee and an Audit Committee

        The Executive Committee may exercise all the powers and authority of the Account A Committee with respect to all matters other than: (1) the submission to participants of any action requiring authorization of participants pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Committee; (3) the fixing of compensation of the committee members for serving on the Committee or on any committee of the Committee, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Committee by the 1940 Act; (5) the amendment or repeal of the Rules and Regulations of the Account or the adoption of new Rules and Regulations; (6) the amendment or repeal of any resolution of the Committee that by its terms may be amended or repealed only by the Committee; and (6) the declaration of dividends and the issuance of capital stock of Account A. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2001.

        As set out in Account A's Audit Committee Charter (a copy of which is attached as Exhibit A), the basic purpose of the Audit Committee is to enhance the quality of Account A's financial accountability and financial reporting by providing a means for Account A's disinterested Committee Members to be directly informed as to, and participate in the review of, Account A's audit functions. Another objective is to ensure the independence and accountability of Account A's outside auditors and provide an added level of independent evaluation of Account A's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. One meeting of the Audit Committee was held in 2001.

COMPENSATION

        Account A pays no salaries or compensation to any of its officers or committee members affiliated with the Account A or the investment adviser. The chart below sets forth the annual compensation paid to the Independent Committee Members and certain other information.

------------------- ----------------- ----------------- ---------------- -----------------
     Name of           Aggregate         Pension or        Estimated          Total
   Independent        Compensation       Retirement         Annual         Compensation
     Director                             Benefits       Benefits Upon    from Account A
                                      Accrued as Part     Retirement         and Fund
                                        of Expenses                      Complex Paid to
                                                                            Directors
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------
R. Jennings             $19,000             -0-               -0-            $19,000
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------
R.P. Koeppe             $19,000             -0-               -0-            $19,000
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------
S. Zisman               $19,000             -0-               -0-            $19,000
------------------- ----------------- ----------------- ---------------- -----------------

* As of December 31, 2001, there were 43 funds for which the Committee Members serve as Directors or Trustees, only one of which is Account A. The total compensation paid is comprised of the amount paid during the most recently completed fiscal year by Account A and its affiliated investment companies.
..
RATIFICATION OR REJECTION OR SELECTION OF INDEPENDENT AUDITORS


        Deloitte & Touche LLP was selected as the independent auditor for Account A for the current year at a meeting of the Committee held on February 5, 2002. Such selection was made by the vote cast in person of a majority of the Committee who are not interested persons of Account A and is subject to ratification by Participants at the Annual Meeting. Deloitte & Touche LLP is the independent auditor for GWL&A and GW Capital and has no direct or material indirect financial interest in Account A, GWL&A or GW Capital. Deloitte & Touche LLP was the independent auditor for Account A for the immediately preceding year. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

        During 2001 all of the services provided by Deloitte & Touche LLP to Account A were audit services. These audit services included the examination and audit of the annual financial statements for Account A and the review of Account A financial documentation utilized in filings with the Securities and Exchange Commission. There were no non-audit services provided by Deloitte & Touche LLP during 2001.


INVESTMENT ADVISER

     GW Capital provides investment advisory services to Account A. Its headquarters are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

PRINCIPAL UNDERWRITER

        The Great-West Life Assurance Company ("Great-West") served as principal underwriter for the contracts issued under Account A. Great-West has been succeeded by BenefitsCorp Equities, Inc. with respect to any additional broker-dealer functions that are required.




OTHER BUSINESS

        As of this date, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxies will act on behalf of the Participants they represent according to their best judgment.

PARTICIPANTS' PROPOSALS


        A Participant that is a record or beneficial owner of an accumulation or annuity unit entitled to be voted at the 2003 Annual Meeting and that continues to own such unit through the date on which the 2003 Annual Meeting is held shall be entitled to submit for presentation a proposal for action at the 2003 Annual Meeting.

        The Participant's proposal shall be included in the Account A Proxy Statement and Form of Proxy for the 2003 Annual Meeting. The Participant shall notify Account A in writing at its principal executive office (8515 E. Orchard Road, Greenwood Village, Colorado 80111) of his/her intention to appear personally at the 2003 Annual Meeting to present his/her proposal for action. The Participant may arrange to have another accumulation or annuity unit holder of Account A present his/her proposal on his/her behalf at the 2003 Annual Meeting.

        A proposal to be presented at the 2003 Annual Meeting shall be received at Account A's principal executive offices not less than 90 days in advance of March 1, 2003. It is suggested that Participants submit their proposals by Certified Mail - Return Receipt Requested, in order to avoid any controversy as to the date on which a proposal was received by Account A. The Participant may submit a maximum of two proposals of not more than 300 words for each inclusion in Account A's proxy materials for the 2003 Annual Meeting.


        If Account A opposes any proposal received from a Participant, it shall, at the request of the Participant, include in its Proxy Statement, a statement of the Participant of not more than 200 words in support of the proposal, which statement shall not include the name and address of the Participant. The statement and request of the Participant shall be furnished to Account A at the time the proposal is furnished, and Account A shall not be responsible for such statement.

        Account A may omit a proposal and any statement in support thereof from its Proxy Statement and Form of Proxy under any of the following circumstances:

          (1) If the proposal is, under the laws of the United States, not a proper subject for action by Participants. (A proposal that may be improper when framed as a mandate or directive may be proper when framed as a recommendation or request);

          (2) If the proposal would, if implemented, require Account A to violate any state law or federal law of the United States to which Account A is subject;

          (3) If the proposal or the support statement is contrary to any of the Securities and Exchange Commission's proxy rules and regulations, including Rule 14a-9 which prohibits false or misleading statements in proxy soliciting materials;

          (4) If the proposal relates to the enforcement of a personal claim or the redress of a personal grievance against Account A or any person;

          (5) If the proposal deals with a matter that is not significantly related to Account A's business;

          (6) If the proposal deals with a matter that is beyond Account A's power to effectuate;

          (7) If the proposal deals with a matter relating to the conduct of the ordinary business operations of Account A;

          (8)  If the proposal relates to an election to office;

          (9) If the proposal is counter to a proposal to be submitted by Account A at the meeting;

        (10)   If the proposal has been rendered moot;

        (11) If the proposal is substantially duplicative of a proposal previously submitted to Account A by another Participant, which proposal will be included in the Board of Director's proxy material for the meeting;

        (12) If substantially the same proposal has previously been submitted to Participants in Account A's Proxy Statement and Form of Proxy relating to any Annual or Special Meeting of Participants held within the preceding five calendar years, it may be omitted from Account A's proxy materials relating to any meeting of Participants held within three calendar years after the latest such previous submission: Provided, that

                           (i) If the proposal was submitted at only one
                             meeting during such preceding period, it received less than three percent of the total number of votes cast in regard thereto; or
                          (ii) If the proposal was submitted at only two
                             meetings during such preceding period, it received at the time of its second submission less than six percent of the total number of votes cast in regard thereto; or
                         (iii) If the prior proposal was submitted at
                             three or more meetings during such preceding period, it received at the time of its latest submission less than ten percent of the total number of votes cast in regard thereto; or

        (13) If the proposal relates to specific amount of cash or stock dividends.

SOLICITATION STATEMENT

        The cost of this solicitation of Proxies shall be borne by GWL&A pursuant to its Sales Services Agreement with Account A.




ANNUAL REPORT


        The Annual Report of Account A has been mailed to all Participants entitled to vote at the Annual Meeting. Account A will furnish, without charge, a copy of the 2000 Annual Report and/or the June 30, 2001 Semi-Annual Report upon request to: Mr. Aaron Knode, 8515 E. Orchard Road, Greenwood Village, CO 80111; (800) 537-2033, ext. 75332.

                                                   By Order of the Committee


                                                   /s/ Beverly A. Byrne
                                                   -----------------------------
                                                   Beverly A. Byrne
                                                   Secretary to the Committee

March 8, 2002


Exhibit A

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                             AUDIT COMMITTEE CHARTER

Organization

        There shall be a committee of the Variable Annuity Account Committee (the "Committee") for Great-West Variable Annuity Account A (the "Account"), to be known as the Audit Committee. The members shall consist of three of the disinterested Committee members, who are elected by a majority of the Committee.

Statement of Purpose

        The basic purpose of the Audit Committee is to enhance the quality of the Account's financial accountability and financial reporting by providing a means for the Account's disinterested Committee members to be directly informed as to, and participate in the review of, the Account's audit functions. Another objective is to ensure the independence and accountability of the Account's outside auditors and provide an added level of independent evaluation of the Account's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts.

        The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

Responsibilities of the Audit Committee

        The following listed committee responsibilities describe general areas of attention. It is not intended to limit the authority of the Audit Committee in achieving its purposes, or to suggest that each listed responsibility must be continuously monitored:

o Audit Committee members should generally understand the Account's internal accounting controls. Members may request that the adviser and the independent auditors make presentations as necessary concerning the Account's accounting systems and internal accounting controls.

o The Audit Committee evaluates the independent auditor's independence, performance, costs and financial stability. The Audit Committee will make recommendations to the full Committee as to the selection, retention or termination of independent auditors. In connection therewith, the Audit Committee may evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager.

o The Audit Committee shall review the arrangements for and scope of the annual audit and any special audits;

o The Audit Committee shall conduct a post-audit review of the financial statements and audit findings. The Audit Committee shall review the Account's financial statements and the audit findings with the independent auditors, including any adjustments to such statements recommended by the auditors or other results of said audits. The Audit Committee also shall consider the auditors' comments with respect to the Account's financial policies, procedures and internal accounting controls and management's responses thereto.

o The Audit Committee shall review the fees charged by the auditors for audit and non-audit services;

o The Audit Committee shall have the authority to investigated improprieties or suspected improprieties in Fund operations;

o The Audit Committee may receive reports from the independent auditor and legal counsel concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Account's assets and its financial reporting.

o The Audit Committee shall report its activities to the full Committee, such reports to be memorialized in the minutes of the Committee's meetings.

o The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Account.

Meetings

        The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

        Open communication with the officers of the Account and the manager and the Account's independent auditors is essential. The Audit Committee shall meet with the Account's Treasurer and/or independent auditors as the Audit Committee deems appropriate. The Audit Committee may meet privately with the Account's independent auditors as the Audit Committee deems appropriate.

Amendments

        The Committee shall review this Charter at least annually and recommend any change to the full Committee. The Charter may be amended by a vote of a majority of the Committee, including a majority of the disinterested Committee members.


                                      PROXY
                                       FOR
                      THE ANNUAL MEETING OF PARTICIPANTS OF
                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A


The undersigned hereby appoints David G. McLeod, Beverly A. Byrne and Arnie A. Beckman, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of Great-West Variable Annuity Account A to be held at 8525 E. Orchard Road., Greenwood Village, Colorado, at 1:30 p.m. on April 5, 2002 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on December 31 31, 2001, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.


  1) _____ FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY ACCOUNT A to serve until their successors are elected and qualified.

         [  ]  FOR all nominees listed   [  ]  WITHHOLD AUTHORITY to vote
               below (except as marked         for all nominees listed below
               to the contrary below)

                       (The Members of the Committee recommend a vote FOR)

     (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

[ ] R.P. Koeppe [ ] R. Jennings [ ] M.T.G. Graye [ ] W.T. McCallum [ ] S. Zisman



        2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 2002.


           [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                     (The Members of the Committee recommend a vote FOR)


        3) In the discretion of the Members of the Committee, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S RECOMMENDATIONS.

                             THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.


        Name of Participant:

        Group Policy No.:                          Certificate No.:

        Participant Number of Votes:




Dated:                          , 2002
      --------------------------


                                            (Signature of Participant)


              Please sign and date your Proxy and return promptly in the accompanying envelope.